                           LIFE MEDICAL SCIENCES, INC.
                                   PO Box 219
                             Little Silver, NJ 07739


                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY APRIL 23, 2003


     Notice is hereby given that the Annual Meeting of Stockholders of LIFE MEDICAL SCIENCES, INC., a Delaware corporation (the "Company"), will be held at the offices of Warshaw Burstein Cohen Schlesinger Koh, LLP, 555 Fifth Ave. 11th Floor, New York, NY 10117 on Wednesday April 23, 2003, at 10:00 a.m. local time (the "Meeting") for the following purposes:

1.   To consider and vote upon the election of five directors;

2. To ratify the appointment of Eisner LLP (formerly Richard A. Eisner & Company, LLP), as the independent auditors of the Company; and

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The close of business on March 21, 2003, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. A complete list of those stockholders will be open to examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company's offices for a period of 10 days prior to the Meeting. The stock transfer books of the Company will not be closed.

     All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                       By the order of the Board of Directors,


                                       Robert P. Hickey
                                       Chairman
Little Silver, New Jersey
Dated: March 31, 2003

                           LIFE MEDICAL SCIENCES, INC.
                                   PO Box 219
                             Little Silver, NJ 07739


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Life Medical Sciences, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders to be held at the offices of Warshaw Burstein Cohen Schlesinger Kuh, LLP 555 Fifth Ave. 11th Floor, New York, NY 10117 on Wednesday, April 23, 2003 at 10:00 a.m., local time, and for any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated address. Attendance at the Meeting will not have the effect of revoking the proxy unless such written notice is given.

     If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement, for the election of the nominees set forth under the caption "Election of Directors" and for the ratification of the appointment of Eisner LLP, as the independent auditors of the Company.

     The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to holders of the Company's Common Stock, par value $.001 per share (the "Common Stock") is April 7, 2003.

     The cost of solicitation of proxies will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies by telephone or by other electronic means. Upon request, the Company will reimburse brokers, dealers, bankers and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                           LIFE MEDICAL SCIENCES, INC.
                                   PO Box 219
                             Little Silver, NJ 07739


                                     VOTING

     Only  holders  of  shares  of  Common  Stock of  record  as at the close of business on the Record Date (the "Voting Stock") are entitled to vote at the Meeting. The Record Date for the Meeting is March 21, 2003. On the Record Date there were issued and outstanding 34,804,877 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Meeting. A majority in interest of the votes represented by the outstanding shares of Voting Stock represented at the Meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes represented by the shares of Voting Stock so represented is necessary to elect the nominees as directors and the affirmative vote of a majority of the votes represented by the shares of Voting Stock so represented at the Meeting is necessary to ratify the appointment of Eisner LLP, as the independent auditors of the Company. The stockholders vote at the Meeting by casting ballots (in person or by proxy) which will be tabulated by a person appointed by the Board before the Meeting to serve as the inspector of election at the Meeting and who has executed and verified an oath of office. Abstentions and broker non-votes are included in the determination of the number of shares of Common Stock present at the Meeting for quorum purposes but broker non-votes are not counted in the tabulation of the votes cast on proposals presented to stockholders. THUS, AN ABSTENTION FROM VOTING ON ANY MATTER IS THE SAME LEGALLY AS A VOTE
       --------------                             --                   ---------
"AGAINST" THE MATTER, EVEN THOUGH THE STOCKHOLDER MAY (MISTAKENLY)  BELIEVE THAT
---------
AN ABSTENTION IS NEITHER A VOTE FOR OR A VOTE AGAINST A PROPOSAL.

                              ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES

     At the Meeting, five directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. Each of the nominees is currently a director of the Company. MANAGEMENT RECOMMENDS THAT THE PERSONS NAMED BELOW BE ELECTED AS DIRECTORS OF THE COMPANY and it is intended that the accompanying proxy will be voted for their election as directors, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by management.

     The following table sets forth the names of the nominees and certain information with regard to each nominee:


                                                                                      Held           Position with
                               Name of Nominee                           Age       Office Since        Company
                               ---------------                           ---       ------------      -------------
Edward A. Celano . . . . . . . . . . . . . . . . . . . . . . .            64       November 1996       Director
Richard L. Franklin, MD                                                   57       December 2000       Director
Robert P. Hickey . . . . . . . . . . . . . . . . . . . . . . . .          57       May 1996            Chairman, President, CEO
                                                                                                       and CFO
Walter R. Maupay, Jr  . . . . . . . . . . . . . . . . . . . . . . .       64       July 1996           Director
Irwin M. Rosenthal, Esq  . . . . . . . . . . . . . . . . . . . . .        74       August 1990         Director

NOMINEES FOR ELECTION AT THE MEETING

     Edward A. Celano has served as a director of the Company since November 1996. Since February 2001, Mr. Celano has been Managing Director of the Corporate Finance Group of M. R. Weiser & Co., LLP, an investment banking firm. From May 1996 to January 2001, Mr. Celano had been an executive vice president of Atlantic Bank of New York, a commercial bank. From November 1984 to May 1996, Mr. Celano was a senior vice president of NatWest Bank, a commercial bank. Mr. Celano is currently a director of the following publicly traded companies: Entrade, Inc. and Asta Funding, Inc.

     Richard L. Franklin, MD, has served as a director of the Company since December 2000. Since September 2002, Dr. Franklin has been Chairman of DMS Data Systems, an internet-based information services company. From May 1996 to September 2002, Dr. Franklin had been Chief Executive of Phairson, Ltd., a medical product development company. From January 1991 to May 1996, Dr. Franklin was founder and principal of Richard Franklin & Associates and from January 1988 to December 1990, Dr. Franklin was with Boston Capital Group, both of which are consulting firms to the healthcare industry. From July 1986 to December 1987, Dr. Franklin was head of Healthcare Corporate Finance at Tucker Anthony, an investment banking firm.

     Robert P. Hickey has served as Chairman of the Company's Board of Directors since May 1999, Chief Financial Officer since March 2000, President and Chief Executive Officer of the Company since May 1996 and as a director since July 1996. From May 1994 until joining the Company, Mr. Hickey was founder and president of Roberts Healthcare Resources, Inc., a company engaged in project consulting to Fortune 500 and leading edge companies in the healthcare industry. From 1975 to 1994, Mr. Hickey served in various positions at Johnson & Johnson. From 1992 to 1994, Mr. Hickey was vice president, marketing and director of Ethicon, Inc., a unit of Johnson & Johnson.

     Walter R. Maupay, Jr. has served as a director of the Company since July 1996. At his retirement in 1995, Mr. Maupay was a group executive with Bristol-Myers Squibb and president of Calgon Vestal Laboratories. From May 1988 to January 1995, Mr. Maupay had been president of Calgon Vestal Laboratories, a division of Merck & Co., Inc. From 1984 to 1988, Mr. Maupay served as vice president of Calgon Vestal Laboratories. Mr. Maupay is currently a director of the following publicly traded companies: Kinsey Nash Corporation and Cubist Pharmaceuticals.

     Irwin M. Rosenthal is a co-founder of the Company and has served as Secretary of the Company since May 1999 and as a director of the Company since its inception in 1990. Mr. Rosenthal is an attorney specializing in securities law and has been a senior partner at Warshaw Burstein Cohen Schlesinger Kuh, LLP since March 2002. From May 2001 to February 2002, Mr. Rosenthal was a senior partner at Harris Beach & Wilcox, LLP. From June 2000 to May 2001, Mr. Rosenthal was a senior partner at Greenberg Traurig, LLP. From June 1998 to June 2000, Mr. Rosenthal was a senior partner at Graham & James. Mr. Rosenthal was a senior partner at Rubin Baum Levin Constant & Friedman from December 1991 to June 1998.

     Each director shall hold office until the Company's next meeting of its shareholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal.

GENERAL INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

     The Board met five times in the fiscal year ended December 31, 2002. The Delaware General Corporation Law provides that the Board, by resolution adopted by a majority of the entire Board, may designate one or more committees, each of which shall consist of one or more directors. The Board annually elects from its members the Executive Committee, Audit Committee and the Compensation Committee. During the last fiscal year each of the directors then serving, with the exception of Mr. Rosenthal, attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which he served.

     Executive Committee. The Executive Committee exercises all the powers and authority of the Board in the management and affairs of the Company between meetings of the Board, to the extent permitted by law. The members of the Executive Committee are Mr. Hickey as Chairman, Dr. Franklin and Mr. Rosenthal. During fiscal 2002, the Executive Committee did not meet separately from the Board but performed its duties in the context of Board meetings.

     Audit Committee. The Audit Committee is composed of three directors, a majority of whom are independent as defined in the NASD guidelines. The Audit Committee reviews the Company's auditing, accounting, financial reporting and internal control functions and selects the independent auditors. In addition, the committee monitors the non-audit services of the independent auditors. During fiscal 2002, the Audit Committee met two times. In addition, during 2002, the Chairman met with the independent auditors to review each of the Company's Form 10-QSB filings. The members of the Audit Committee are Mr. Maupay as Chairman, Mr. Celano and Dr. Franklin. For additional information relating to the Audit Committee, see the Report of Audit Committee on page 9 of this proxy statement.

     Compensation Committee. The Compensation Committee reviews and recommends to the Board remuneration arrangements, compensation plans and approves option grants for the Company's officers, key employees, directors and others. The Compensation Committee is composed of Mr. Celano as Chairman and Mr. Maupay. During fiscal 2002, the Compensation Committee met three times.

                             PRINCIPAL STOCKHOLDERS

         Set forth below is information concerning the stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of any class of voting securities of the Company, all directors (including nominees), the Named Executive Officers (as defined in "Executive Compensation - Summary Compensation Table") and all directors and executive officers of the Company as a group, as of March 21, 2003. For the purpose of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein.

                          PRINCIPAL STOCKHOLDERS TABLE

                                                         SHARES OF COMMON
                                                          STOCK ("CS") OR
          NAME AND ADDRESS                              SERIES C PREFERRED
         OF BENEFICIAL OWNER                                   ("PS")                     PERCENT
         OR NUMBER IN GROUP                            BENEFICIALLY OWNED (1)             OF CLASS
         -------------------                           ---------------------              --------
Phairson, Ltd.                                            6,895,561CS (2)                   19.8%
250 City Rd.
London EC1V 2QQ
United Kingdom

Aran Asset Mngt. SA                                       8,380,000CS (9)                   21.5%
Alpenstrasse 11
6304 Zug Switzerland

Schweizerishe Gesellschaft                                3,666,660CS (10)                  10.0%
Fur Aldlenhandel und
Resaarch AG
Kirchstrasse 6
8807 Freienbach Switzerland


                                        4


Robert P. Hickey                                          1,902,032CS (3)                    5.2%
c/o Life Medical Sciences, Inc.
PO Box 219
Little Silver, NJ 07739

Hexagon Ltd.                                              3,125,000CS (11)                   8.7%
PO Box 53254
Lihocsol 3303 Cyprus

Richard L. Franklin, MD                                   2,000,000CS (4)                    5.4%
c/o Life Medical Sciences, Inc.
PO Box 219
Little Silver, NJ 0739

Irwin M. Rosenthal                                          434,940CS (5)                    1.2%
c/o Life Medical Sciences, Inc.
PO Box 219
Little Silver, NJ 0739

Walter R. Maupay                                            571,775CS (6)                    1.6%
c/o Life Medical Sciences, Inc.
PO Box 219
Little Silver, NJ 07739

Edward A. Celano                                            414,683CS (7)                    1.2%
c/o Life Medical Sciences, Inc.
PO Box 219
Little Silver, NJ 07739

Clariden Bank                                                83,000PS (8)                   17.4%
Claridenstrasse 26                                        1,660,000CS (12)                   4.6%
CH-8022 Zurich, Switzerland

Clubb BioCapital Ltd.                                        83,000PS (8)                   17.4%
2 Physic Place                                            1,660,000CS (12)                   4.6%
London SW3 4HQ, United Kingdom

                                        5


Banque Edouard Constant SA                                   83,000PS  (8)                  17.4%
Cours de Rive 11                                          1,660,000CS (12)                   4.6%
CH-1211 Geneva, Switzerland


Pineridge Foundation                                         60,000PS (8)                   12.6%
Altenbach 8                                               1,200,000CS (12)                   3.3%
FL-9490 Vaduz, Liechtenstein

Luzerner Kantonalbank                                        60,000PS (8)                   12.6%
Pilatusstrasse 12                                         1,200,000CS (12)                   3.3%
CH-8404 Winterthur, Switzerland

Falcon Corporate Investments Ltd.                            55,000PS (8)                   11.5%
2 Water Street                                            1,100,000CS (12)                   3.1%
Ramsey, Isle of Man IM8 1JP

All executive officers and directors                      5,323,430CS (13)                  13.4%
as a group (5 persons)

(1) All shares outstanding are beneficially owned, and sole voting and investment power is held by the persons named, except as otherwise noted and do not include shares underlying options and warrants which are not exercisable within 60 days from March 21, 2003.
(2) Represents shares held of record by wholly-owned subsidiaries of Phairson, Ltd.
(3) Includes 1,839,448 shares of Common Stock issuable upon exercise of options which are currently exercisable and 40,584 shares owned by Mr. Hickey's wife.
(4) Includes 2,000,000 shares of Common Stock issuable upon exercise of options which are currently exercisable.
(5) Includes 380,940 shares of Common Stock issuable upon exercise of options which are currently exercisable.
(6) Includes 375,107 shares of Common Stock issuable upon exercise of options which are currently exercisable.
(7) Includes 351,877 shares of Common Stock issuable upon exercise of options which are currently exercisable and 22,222 shares of Common Stock owned by Walworth Financial Services, Inc., Defined Benefit Trust, controlled by Mr. Celano.
(8) Each share of Series C Convertible Preferred Stock is currently entitled to 10 votes per share and votes, as a class, together with the Common Stock on matters submitted to stockholders. The shares automatically convert to Common Stock on March 26, 2004. The Series C Convertible Preferred Stock was issued subsequent to the Record Date and, as such, is not entitled to vote at the Meeting.
(9) Includes 4,190,000 shares of Common Stock underlying warrants currently exercisable.
(10) Includes 1,833,330 shares of Common Stock underlying warrants currently exercisable.
(11) Includes 1,250,000 shares of Common Stock underlying warrants currently exercisable.
(12) Represents shares of Common Stock underlying warrants currently exercisable from the Series C Convertible preferred stock financing.
(13) Includes 4,947,372 shares of Common Stock issuable upon exercise of options which are currently exercisable.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company during the fiscal years ended December 31, 2002, 2001 and 2000 to the Company's Chief Executive Officer, the only executive officer whose annual compensation exceeded $100,000 in fiscal 2002 (the "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                      COMPENSATION
                                                     ANNUAL COMPENSATION                 AWARDS
                                                    ----------------------------   --------------------
                                                                                       SECURITIES              OTHER
    NAME AND PRINCIPAL CAPACITIES                                                      UNDERLYING             COMPEN-
           IN WHICH SERVED               YEAR          SALARY         BONUS              OPTIONS              SATION (1)
--------------------------------------------------  -------------  -------------   --------------------     -------------
Robert P. Hickey                         2002           $200,000                             1,500,000            $2,299
     Chairman, President, CEO and        2001           $225,000                                                  $2,168
     CFO                                 2000           $217,604                               415,313  (2)       $2,043

(1) Represents premium payments for term life insurance for the benefit of the Named Executive Officer.
(2) Of the 415,313 options granted during 2000, 263,820 were granted to replace previously granted options which were cancelled.

     The following table sets forth certain information with respect to stock option exercises by the Named Executive Officer during the year ended December
31, 2002 and the value of unexercised options at December 31, 2002.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES
                                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                               UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                              SHARES                                        OPTIONS AT FISCAL YEAR END  (#)AT FISCAL YEAR END($)(1)
                           ACQUIRED ON        VALUE                         -------------------------------------------------------
         NAME              EXERCISED(#)    REALIZED($)    EXERCISABLE       UNEXERCISABLE     EXERCISABLE        UNEXERCISABLE
------------------------  --------------- -------------------------------  ----------------------------------  --------------------
       Robert P. Hickey        N/A             N/A         1,339,448           1,000,000        $ 6,001               N/A

---------------------------------------------------------------------------------------------------------------------------------

(1) Based upon the closing price of $0.12 per share of Common Stock on December 31, 2002, less the option exercise price.

     EMPLOYMENT AND RELATED AGREEMENTS

     In May 2001, the Company entered into a new employment agreement with Robert P. Hickey, pursuant to which Mr. Hickey currently receives an annual base salary of $210,000 subject to adjustments for cost-of-living increases and other increases as determined by the Board. Hickey serves as Chairman, President, CEO and CFO of the Company. The term of Mr. Hickey's employment agreement is for a period of one year and is automatically renewed on an annual basis absent three months prior written notice. Pursuant to such agreement, Mr. In March 2002, the Board issued to Mr. Hickey a non-qualified stock option to purchase an aggregate of 1,500,000 shares of Common Stock under the Company's 2001 Non-Qualified Stock Option Plan. The option is exercisable at $0.12 per share and vests in three equal installments commencing on the issuance date. The vesting schedule accelerates upon a change in control of the Company. The option expires as to each installment seven years from vesting.

     If Mr. Hickey dies, is terminated for cause, voluntarily resigns other than for Good Reason, as such term is defined in the agreement, or is unable to perform his duties on account of death or disability and the agreement is terminated, he or his legal representative shall receive from the Company the base salary which would otherwise be due to the date which termination of employment occurred. If Mr. Hickey's employment is terminated for any other reason by the Company or if Mr. Hickey resigns for Good Reason during the term of the agreement, Mr. Hickey will receive from the Company the base salary which would otherwise be due to the date which termination of employment occurred plus severance pay equal to six months of salary. The agreement with Mr. Hickey contains confidentiality and non-competition provisions.

     Under the foregoing employment agreement, the Company is required to obtain life insurance coverage on the life and for the benefit of Mr. Hickey in an amount equal to twice the amount of his base salary then in effect. Mr. Hickey will also have the right to participate in all group insurance, hospital, dental, major medical and disability benefits, stock option plans and other similar benefits afforded to executives.

     In April 2001, the Company entered into a consulting agreement with Richard
L. Franklin, MD, pursuant to which Dr. Franklin agreed to render advisory and consulting services to the Company in the areas of strategic planning, business management, fund raising, investor relations and other areas consistent with Dr. Franklin's experience and expertise. The initial term of this agreement is one year and is automatically renewed on an annual basis absent three months written notice prior to the termination date. For his services under this agreement, the Company agreed to pay Dr. Franklin a fee of $10,000 per month and, in March 2002, the Board issued to Dr. Franklin a non-qualified stock option to purchase an aggregate of 3,000,000 shares of Common Stock under the Company's 2001 Non-Qualified Stock Option Plan. The option is exercisable at $0.12 per share, and vests in three equal installments commencing upon the issuance date. The vesting schedule accelerates upon a change in control of the Company. The option expires as to each installment seven years from vesting.

     In March 2003, the Company entered into a employment agreement with Dr. Pines, pursuant to which Dr. Pines currently receives an annual base salary of $180,000 subject to adjustments for cost-of-living increases and other increases as determined by the Board. Dr. Pines serves as Vice President of Research and Chief Scientific Officer of the Company. The term of Dr. Pines' employment agreement is for a period of three years and is automatically renewed on an annual basis absent three months prior written notice.

     If Dr. Pines dies, is terminated for cause, voluntarily resigns other than for Good Reason, as such term is defined in the agreement, or is unable to perform his duties on account of death or disability and the agreement is terminated, he or his legal representative shall receive from the Company the base salary which would otherwise be due to the date which termination of employment occurred. If Dr. Pines' employment is terminated for any other reason by the Company or if Dr. Pines resigns for Good Reason during the term of the agreement, Dr. Pines will receive from the Company the base salary which would otherwise be due to the date which termination of employment occurred plus severance pay equal to six months of salary. The agreement with Dr. Pines contains confidentiality and non-competition provisions. Dr. Pines will have the right to participate in all group insurance, hospital, dental, major medical and disability benefits, stock option plans and other similar benefits afforded to executives.

     Dr. Pines had previously been providing consulting services to the Company at the rate of $4,000 per month when the consulting arrangement began and at the rate of $8,000 per month since January 2002. In March 2002, the Board issued to Dr. Pines a non-qualified stock option to purchase up to 700,000 shares of the Company's Common Stock under the Company's 2001 Non-Qualified Stock Option Plan (the "Plan"). The option is exercisable at $0.12 per share, and vests in three equal installments commencing upon issuance date. The vesting schedule accelerates upon a change in control of the Company. The option expires as to each installment seven years from vesting.

DIRECTOR COMPENSATION

     All directors of the Company are reimbursed for reasonable expenses incurred by them in acting as a director or as a member of any committee of the Board. All outside directors are entitled to receive $1,000 for attendance at each Special Meeting and $500 for participation in each teleconference meeting. All existing outside directors, with the exception of Dr. Franklin, are entitled to receive an annual option grant of 50,000 shares on the occasion of the Company's Annual Meeting of Stockholders and any new outside director is entitled to receive an initial grant of 50,000 shares on the occasion of his/her appointment/election to the Board.

     In April, the Company issud to Messrs. Celano, Maupay and Rosenthal, options for each to acquire up to 50,000 shares of Common Stock at $0.19 per share. Such options vested immediately and are exercisable for seven years from the issuance date.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The Audit Committee is comprised solely of directors, a majority of whom are independent as defined in the NASD guidelines, and it operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit A. The written charter attached to the proxy statement is identical to the charter included in last year's annual meeting proxy statement, except that the provision requiring all directors to be independent has been replaced with a requirement that a majority of the directors serving on the committee be independent. This change was made in recognition of the fact that one of the three directors serving on the committee receives compensation as a consultant to the Company in an amount which would disqualify him from being deemed independent. The Committee reviews and assesses the adequacy of its charter on an annual basis.

     The  primary  focus  of the  Audit  Committee  is to  assist  the  Board of
Directors  in its  general  oversight  of  the  Company's  financial  reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     The Committee serves an oversight role to the Board of Directors in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Committee's members in business, financial and accounting matters. The Committee members are not professional auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors nor can the Committee certify that the independent auditors are "independent" under applicable laws.

     In this context, the Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2002. Management represented to the Audit Committee that said financial statements were prepared in accordance with generally accepted accounting principles which was affirmed by the Company's independent auditors, Richard A. Eisner & Company, LLP. The Audit Committee has discussed with Richard
A. Eisner & Company, LLP matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committee."

     The Audit Committee has received and reviewed the written disclosures and the letter from Richard A. Eisner & Company, LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with Richard A. Eisner & Company, LLP the firm's independence.

     Based on the aforementioned actions, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Company's Board of Directors:

                                           Walter R. Maupay, Jr., Chairman
                                           Edward A. Celano
                                           Richard L. Franklin, MD

     AUDIT AND RELATED FEES

     Subject to ratification by the stockholders, the Board of Directors has reappointed Eisner LLP as independent auditors to audit the financial statements of the Company for the current fiscal year.

     Fees for the last annual audit and review of financial statements included in that year's Form 10-Q filings. were $43,760. Audit-related services generally include fees for statutory audits, accounting consultations and SEC registration statements. There were no non-audit fees.

                              CERTAIN TRANSACTIONS

     In March, 2003, the Company completed the purchase of the polymer technology assets of a private medical technology company based in the United Kingdom, Phairson Medical Limited (and an affiliated entity; collectively, "Phairson"), in exchange for the issuance of 6,895,561 shares of restricted Common Stock of the Company. The assets comprise a series of United States and foreign patent applications as well as scientific and clinical documentation. The Company also assumed Phairson's rights and obligations under a development agreement with the Swiss Federal Institute of Technology and the University of Zurich, as well as with the principal investigator of the technology development project, Professor JA Hubbell. Under these agreements, the Company is required to pay royalties of no more than 1.1% of net sales of products incorporating the technology. If the Company fails to pursue development efforts involving the technology for an extended period of time, the Company is obligated to negotiate a return of the technology to the university.

     Mr. Rosenthal was, until May 2001, a partner at Greenberg Traurig, LLP, which firm served, from June 2000 through January 2002, as counsel to the Company. The Company paid or accrued approximately $94,000 in the year ended December 31, 2001, for legal services rendered by that firm and a prior firm of which Mr. Rosenthal was a partner during that period.

     For  a  description  of  certain  other   compensation   arrangements  with
management and other directors of the Company, see "Executive Compensation."

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company believes that during 2002 all reports for the Company's executive officers and directors that were required to be filed under Section 16(a) of the Securities Exchange Act of 1934 were timely filed. To the Company's knowledge, the following holders of 10% or more of the shares of the Company's Common Stock have failed to file Form 3 Statements of Beneficial Ownership:
Affaires Financieres SA, Banque IPPA & Associes, Schweizerishe Gesellschaft Fur Aldlenhandel und Resaarch AG and Hexagon Ltd., each with respect to their purchase of Series B Preferred Stock and related warrants in March 2002.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Eisner LLP has served as the Company's independent auditors. The Company has requested that a representative of Eisner LLP, attend the Meeting. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders. Management of the Company recommends a vote for the ratification of Eisner LLP, as the independent auditors for the Company.

                                  OTHER MATTERS

     The Board is not aware of any matters not set forth herein that may come before the Meeting. If, however, further business properly comes before the Meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Commission. To be considered for inclusion in the proxy statement and form of proxy relating to the 2004 Annual Meeting of Stockholders, such proposals must be received by the Company not later than December 1, 2003. Proposals should be directed to the attention of the Secretary of the Company.

                          ANNUAL REPORT ON FORM 10-KSB

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 accompanies this Proxy Statement. The Annual Report on Form 10-KSB does not constitute a part of the proxy soliciting material.

                                By order of the Board of Directors,
                                Robert P. Hickey
                                Chairman

Dated:  March 31, 2003

                           LIFE MEDICAL SCIENCES, INC.
                                   PO BOX 219
                             LITTLE SILVER, NJ 07739

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert P. Hickey and Irwin M. Rosenthal, and each of them, (with full power to act without the other), as proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Warshaw Burstein Cohen Schlesinger Kuh, LLP 555 Fifth Ave., New York, NY on April 23, 2003 at 10:00 a.m. and at any adjournment thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated on the reverse side:

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           LIFE MEDICAL SCIENCES, INC.

                                 APRIL 23, 2003


    [down arrow]          Please Detach and Mail in the Envelope Provided         [down arrow]

         PLEASE MARK YOUR
   /X/   VOTES AS IN THIS
         EXAMPLE


           FOR all nominees           WITHHOLD AUTHORITY         NOMINEES:   Edward A. Celano
           Listed at right (except    to vote for all nominees               Richard L.Franklin, MD
           as marked to the               listed at right                    Robert P. Hickey
           contrary below)                                                   Walter R. Maupay, Jr.
                                                                             Irwin M. Rosenthal

1.   Election of   / /                       / /
     Directors.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

---------------------------------------------------------------------------------------------------

                                                              FOR      AGAINST      ABSTAIN

2.   To ratify the appointment of Richard A. Eisner &        /  /         /  /      /  /
     Company, as the independent auditors of the Company.

3. In their discretion, the proxies are authorized to vote upon such business as may properly come before the Meeting.

     THE  SHARES  REPRESENTED  BY THIS PROXY  WILL BE VOTED AS  DIRECTED.  IF NO
     CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF
     THE NOMINEES AND FOR PROPOSAL 2. ON ANY OTHER  MATTERS THAT MAY COME BEFORE
     THE MEETING THE PROXY WILL BE VOTED IN THE  DISCRETION  OF THE  ABOVE-NAMED
     PERSONS.


SIGNATURE ___________________________        _____________________________________  DATED_____________, 2003
                                                     SIGNATURE IF HELD JOINTLY

Note: (Please date, sign as name appears above and return promptly. If the Shares are registered in the names of two or more persons, each should sign.
When signing as Corporate Officer, Partner, Executor, Administrator,  Trustee or
Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)


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